Securities Act File No. 2-34552
                                               Securities Act File No. 2-91302
                                               Securities Act File No. 33-847
                                               Securities Act File No. 33-849
                                               Securities Act File No. 33-56094
                                               Securities Act File No. 33-56881
                                               Securities Act File No. 33-67852
                                               Securities Act File No. 33-91706
                                               Securities Act File No. 333-33445

                                  PILGRIM FUNDS

                          Supplement dated May 3, 2000
                       to the Prospectus dated May 1, 2000
                           (Classes A, B, C, M, and T)

ACQUISITION OF RELIASTAR FINANCIAL CORP. BY ING GROEP N.V.

On May 1, 2000, ReliaStar Financial Corp. (NYSE: RLR), the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, and Pilgrim Securities, Inc., Distributor to the Funds, entered into an agreement under which it will be acquired by ING Group (NYSE: ING). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 60 countries, with almost 90,000 employees. Completion of the acquisition is contingent upon, among other things, approval by the Directors/Trustees of the Pilgrim Funds and certain shareholder and regulatory approvals. The closing of the acquisition is expected to occur during the third quarter of 2000.

Pilgrim Investments and Pilgrim Securities are expected to remain intact after the transaction. Pilgrim Investments does not currently anticipate that there will be any changes in the investment personnel primarily responsible for management of the Funds as a result of the acquisition.

The advisory contracts between the Funds and Pilgrim Investments may terminate automatically at the time of the acquisition. As a result, it is expected that the Boards of the Pilgrim Funds will consider approval of new advisory contracts between the Funds and Pilgrim Investments, and that shareholder approval of these contracts will be sought at a meeting to be scheduled in the near future.

BOARD APPROVAL OF AMENDMENT TO ADVISORY AGREEMENT FOR PILGRIM GROWTH OPPORTUNITIES FUND AND PILGRIM SMALLCAP OPPORTUNITIES FUND

At a meeting held on April 27, 2000, the Board of Trustees of Pilgrim Growth Opportunities Fund and Pilgrim SmallCap Opportunities Fund approved an amendment to the Advisory Agreements of the Funds with Pilgrim Investments, Inc. The amendment would have the effect of increasing the current management fee that each Fund pays of 0.75% per annum of each Fund's average daily net assets to 0.95% for Pilgrim Growth Opportunities Fund, and 1.00% for Pilgrim SmallCap Opportunities Fund. The amendment will become effective upon approval by shareholders of the Funds. A meeting of shareholders of the Funds is scheduled to occur in August, 2000.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE